Exhibit 10.8

TVAX BIOMEDICAL I, LLC

FORM OF

PROFITS UNIT GRANT AGREEMENT

THIS PROFITS UNIT GRANT AGREEMENT, effective                 , is made by and between TVAX BIOMEDICAL I, LLC, a Missouri limited liability company (the “Company”), and                     , [a consultant/an employee] for the Company (“Grantee”).

WHEREAS, on or about July 15, 2011, the Members of the Company entered into a Fourth Amended and Restated Operating Agreement (the “Operating Agreement”); and

WHEREAS, under Section 5.2 of the Operating Agreement (which provisions of the Operating Agreement shall be referred to herein as the “Plan”), the Board of Managers of the Company may grant Profits Units to certain employees, consultants, officers and Managers of the Company, and to certain other individuals who assist the Company, to be held in accordance with the terms and provisions of the Operating Agreement and the Plan; and

WHEREAS, the Board of Managers considers Grantee to be an individual who is eligible for a grant of Profits Units pursuant to the Plan; and

WHEREAS, the Company is contemplating an underwritten public offering pursuant to an effective registration statement filed by or TVAX Biomedical, Inc. (the “Parent”) or the Company (or any successor entity to the Company) with the Securities and Exchange Commission under the Securities Act with respect to common equity of the Parent or the Company (or any successor entity to the Company) (the “Initial Public Offering”); and

WHEREAS, as an inducement for certain employees, consultants, officers and Managers of the Company to use their best efforts to consummate a Public Offering on or before September 30, 2012 , the Board of Managers has determined that it would be in the best interests of the Company to make the grant documented herein which will vest only if the Public Offering is consummated on or before September 30, 2012;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Grant of Profits Units. The Company hereby grants to Grantee, subject to the terms and conditions of the Operating Agreement, as well as the Investor Rights Agreement, and also subject to the terms and conditions of this Agreement,                  Profits Units (the “Units”).

2. Operating Agreement and Investor Rights Agreement. Grantee acknowledges that the Company has provided [him/her] with a copy of the Operating Agreement, as well as a copy of the Investor Rights Agreement, and that Grantee is familiar with the terms of each of these documents. Grantee agrees to be bound by all of the terms of the Operating Agreement and the Investor Rights Agreement, as they apply to holders of Profits Units. Grantee agrees further that the initial Capital Account with respect to [his/her] Units shall be zero. Grantee shall execute the Operating Agreement and the Investor Rights Agreement with respect to [his/her] Profits Units.

The terms of the Operating Agreement and the Investor Rights Agreement as each presently exists, and as each may hereafter be amended, are deemed incorporated herein by reference, and any conflict between the terms of this Agreement and the terms and provisions of the Operating Agreement and the Investor Rights Agreement shall be resolved by the Board of Managers, whose determination shall be final and binding on all parties. In general, and except as otherwise determined by the Board of Managers, the provisions of the Operating Agreement and the Investor Rights Agreement shall be deemed to supersede the provisions of this Agreement to the extent of any conflict between the Operating Agreement and the Investor Rights Agreement and this Agreement. Terms that have their initial letter capitalized but that are not otherwise defined in this Agreement shall have the meanings given to them in the Operating Agreement and the Investor Rights Agreement in effect as of the date of this Agreement.

3. Restrictions on Transfer/Vesting Date. Subject to any exceptions set forth in this Agreement or in the Operating Agreement, the Units or the rights relating thereto may not be sold, transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, prior to the Vesting Date for such Units. On the Vesting Date, such restriction on transfer shall lapse and the Units, [if not previously forfeited pursuant to Section 4 below], will become freely transferable under this Agreement and the Operating Agreement, subject only to such further limitations on transfer, if any, as may exist under applicable law or any other agreement binding upon Grantee. Subject to any exceptions listed in this Agreement or in the Operating Agreement, the “Vesting Date” of the Units shall be the earlier of (a) the first anniversary of the closing by the Company of its initial public offering (“Initial Public Offering”) registered under the Securities Act of 1933, as amended (the “Securities Act”), or (b) the termination or expiration of the equity lock-up applicable to officers and directors of the Company.

Notwithstanding the forgoing paragraph, the Grantee may transfer the Units prior to the Vesting Date if such transfer is made pursuant to the Contribution Agreement, dated July 15, 2011, by and between by and among TVAX Biomedical, Inc., TVAX Holdings, LLC, TVAX Holdings Partners, Inc., and the holders of Profits Units, Common Units, Series A Preferred Units, Series A Warrants and Series C Preferred Units of Company.

The Board of Managers of the Company may, in its sole discretion, accelerate the Vesting Date for any or all of the Units, if in its judgment the performance of Grantee has warranted such acceleration and/or such acceleration is in the best interests of the Company.

4. Forfeiture. Unless otherwise provided below, if the closing of the Initial Public Offering has not occurred prior to the close of business on September 30, 2012, [or if Grantee’s employment with the Company or any of its affiliates is terminated prior to the Vesting Date] Grantee will thereupon immediately forfeit any and all Profits Units, and the full ownership of such Profits Units and rights will revert to the Company. Upon such forfeiture, Grantee shall have no further rights under this Agreement.

5. Representations, Warranties, Covenants, and Acknowledgments of Grantee. Grantee hereby represents, warrants, covenants, acknowledges and agrees as follows:

(a) Investment. Grantee is holding the Units for Grantee’s own account, and not for the account of any other person. Grantee is holding the Units for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

(b) Business Experience. Grantee is capable of evaluating the merits and risks of the Grantee’s investment in the Company evidenced by the Units.

(c) Relation of Company. Grantee has served as a consultant to the Company and in such capacity has become personally familiar with the business, affairs, financial condition, and results of operations of the Company.

(d) Access to Information. Grantee has had the opportunity to ask questions of, and to receive answers from, the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial conditions, and results of operations of the Company. Grantee has had access to such financial and other information as is necessary for Grantee to make a fully-informed decision as to investment in the Company by way of owning the Units and has had the opportunity to obtain any additional information necessary to verify any of such information to which Grantee has had access.

(e) Speculative Investment. Grantee’s investment in the Company represented by the Units is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. Such investment is within Grantee’s risk capital means and is not so great in relation to Grantee’s total financial resources as would jeopardize the personal financial needs of Grantee or Grantee’s family in the event such investment were lost in whole or in part.

(f) Registration. Grantee may bear the economic risk of investment for an indefinite period of time because the issuance of the Units to the Grantee has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Units cannot be transferred by Grantee unless such transfer is registered under the Securities Act or an exemption from such registration is available. The Company has made no agreements, covenants or undertakings whatsoever to register the transfer of any of the Units under the Securities Act. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act will be available.

(g) Public Trading. The Units are not presently publicly traded, and the Company has made no representations, covenants or agreements as to whether there will be a public market for any of its securities.

(h) Tax Advice. The Company has made no warranties or representations to Grantee with respect to the income tax consequences of the transactions contemplated by this Agreement, and Grantee is in no manner relying on the Company or its representatives for an assessment of such tax consequences.

(i) Market Standoff. Grantee and the Company shall execute as of the date hereof a Market Standoff Agreement attached hereto as Exhibit A, pursuant to which Grantee shall agree that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of the securities of the Company, Grantee shall not sell or dispose of the Units for a period of 180 days following the effective date of a registration statement filed under the Securities Act. Grantee acknowledges that the restrictions imposed by the Market Standoff Agreement are in addition to any restriction imposed in the Operating Agreement or the Investor Rights Agreement.

6. Government Regulations. This Agreement and the grant of the Units shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals which may be required by regulatory or governmental agencies.

7. Withholding Taxes. The Company’s obligation to issue the Units shall be subject to Grantee’s satisfaction of all applicable federal, state and local tax withholding requirements, if any, arising out of the grant of the Units. To the extent Grantee fails to satisfy the above withholding obligation, the Company shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due to Grantee, any such withholding taxes.

8. No Other Rights Created. Neither this Agreement nor the Units herein granted shall constitute an employment or consulting agreement, nor shall they confer upon Grantee any right to remain as an employee, Manager or consultant of the Company. Grantee shall remain subject to termination of Grantee’s relationship with the Company to the same extent as though this Agreement did not exist.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri applicable to contracts entered into and wholly to be performed within the State of Missouri by Missouri residents.

10. Survival of Representations and Warranties. The representations, warranties and covenants contained in Section 5 shall survive the execution and delivery of this Agreement (and the issuance of the Units).

11. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Grantee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

TVAX Biomedical I, LLC

8006 Reeder Street

Lenexa, KS 66214

Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Grantee and related to this Agreement, if not delivered by hand, shall be mailed to Grantee’s last known address as shown on the Company’s books. Notices and communications shall be mailed by certified mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Further, copies of signed documents sent by facsimile or electronic mail shall be treated as originals.

13. Successors and Assigns. Subject to the limitations on transfer set forth in this Agreement and the Operating Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto, including, without limitation, any business entity that succeeds to the business of the Company.

14. Miscellaneous. This Agreement contains a complete statement of all of the agreements and arrangements between the parties with respect to its subject matter, and supersedes all prior agreements between the parties on this subject matter. The headings in this Agreement are solely for convenience of reference and shall not affect its meaning or interpretation.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, to be effective as of the day and year first above written.

TVAX BIOMEDICAL I, LLC

By:
Name:
Title:

Grantee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

GRANTEE:

Signed Name:

MARKET STANDOFF AGREEMENT

THIS MARKET STANDOFF AGREEMENT (the “Agreement’) is made and entered into as of                     , between TVAX BIOMEDICAL I, LLC, a Missouri limited liability company, and any successor to the business of the Company (in either case, the “Company”), and                          (the “Grantee”).

RECITALS

A. Grantee owns as of the date hereof [                ] Profits Units of the Company (the “Units”). The term “Units” refers to such Units held by the Grantee and to all securities received in addition thereto or in replacement thereof, pursuant to or in consequence of any dividend, split, recapitalization, merger, reorganization or other similar event.

B. In order to provide assurance to persons who may purchase securities of the Company in the future and thereby to assist in the equity financing of the Company, Grantee is willing to enter into this Agreement for the benefit of the Company and any person or entity who holds securities of the Company from time to time.

THE PARTIES AGREE AS FOLLOWS:

1. Market Standoff. Grantee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the “Act”), Grantee shall not directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of or transfer, any Units or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Act; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of such 180-day period.

2. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto, including, without limitation, any business entity that succeeds to the business of the Company.

3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri applicable to contracts entered into and wholly to be performed within the State of Missouri by Missouri residents.

4. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Grantee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

TVAX Biomedical I, LLC

8006 Reeder Street

Lenexa, KS 66214

Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Grantee and related to this Agreement, if not delivered by hand, shall be mailed to Grantee’s last known address as shown on the Company’s books.

Notices and communications shall be mailed by certified mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received.

5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Further, copies of signed documents sent by facsimile or electronic mail shall be treated as originals.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

TVAX BIOMEDICAL I, LLC

By:
Name:
Title:

Grantee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

GRANTEE:

Signed Name: